UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

ORION ENGINEERED CARBONS S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36563	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 City Plaza Drive, Suite 300 Spring, Texas 77389 (Address of principal executive offices, including zip code)

(281) 318-2959

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	OEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Orion Engineered Carbons S.A. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual General Meeting”) on June 30, 2022. The Company’s shareholders approved and adopted all matters submitted to them at the General Meeting, which matters are described in the Company’s proxy statement that was filed with the SEC on April 29, 2022.

The results of votes on the matters adopted by the Annual General Meeting are as follows:

Proposal 1(i) Election of Mr. Anthony L. Davis for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
44,652,408	97,427	40,270	5,493,011

Proposal 1(ii) Election of Ms. Kerry Galvin for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
44,241,217	531,917	16,970	5,493,012.

Proposal 1(iii) Election of Mr. Paul Huck for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
44,439,883	332,645	17,577	5,493,011

Proposal 1(iv) Election of Ms. Mary Lindsey for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
44,496,310	276,824	16,970	5,493,012.

Proposal 1(v) Election of Mr. Didier Miraton for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
44,379,023	399,437	11,644	5,493,012

Proposal 1(vi) Election of Mr. Yi Hiyon Paik for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
43,617,740	507,858	664,506	5,493,012

Proposal 1(vii) Election of Mr. Corning F. Painter for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
44,454,294	324,629	11,173	5,493,020

Proposal 1(viii) Election of Mr. Dan F. Smith for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
43,618,467	1,154,368	17,270	5,493,011

Proposal 1(ix) Election of Mr. Hans-Dietrich Winkhaus for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
44,322,771	455,890	11,444	5,493,011

Proposal 1(x) Election of Mr. Michel Wurth for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
42,869,989	1,904,524	15,592	5,493,011

Proposal 2 Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2021 (Say-on-Pay vote) as disclosed in the proxy statement.

For	Against	Abstentions	Broker Non-Votes
41,832,115	2,884,741	73,238	5,493,022

Proposal 3 Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2022 and ending on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
42,838,472	2,151,270	82,800	5,210,574

Proposal 4 Approval of the annual accounts of the Company for the financial year that ended on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
50,119,139	94,616	69,359	0

Proposal 5 Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
50,201,896	11,204	70,014	0

Proposal 6 Allocation of results of the financial year that ended on December 31, 2021, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 1,094,464.77.

For	Against	Abstentions	Broker Non-Votes
49,948,610	12,226	39,840	282,440

Proposal 7 Discharge of the current members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
44,750,391	24,182.	15,531	5,493,012

Proposal 8 Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year that ended on December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
44,472,567	391,232	21,030	5,398,287

Proposal 9 Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé, to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2022.

For	Against	Abstentions
49,972,121	86,638	36,640

Proposal 10 Ratification of the appointment of Ernst & Young LLC to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the fiscal year ending on December 31, 2022.

For	Against	Abstentions
50,070,199	81,632	36,558

Proposal 11 Renewal of the authorization to the Board of Directors of the Company to purchase shares of the Company in the name and on behalf of the Company for a period of five years in accordance with article 430-15 of the Luxembourg law of 10 August 1915 governing commercial companies, as amended and any other applicable laws and regulations.

For	Against	Abstentions	Broker Non-Votes
44,229,739	308,206	439,874	5,305,297

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Orion Engineered Carbons S.A.

By:	/s/ Jeff Glajch
	Name:	Jeff Glajch
	Title:	Chief Financial Officer

Date: June 30, 2022